Exhibit 32.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K of South Jersey Industries, Inc. (the “Company”) for the period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven R. Cocchi, Senior Vice President & Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven R. Cocchi
Name: Steven R. Cocchi
Senior Vice President & Chief Financial Officer
(Principal Financial Officer)
February 24, 2022